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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  May 15, 2009
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                Date of Report (Date of earliest event reported)


                            NPS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                     0-23272                   87-0439579
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(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)


                           550 Hills Drive, 3rd Floor
                              Bedminster, NJ 07921
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                    (Address of principal executive offices)

                                 (908) 450-5300
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  Other Events.

     On May 15, 2009, the United States District Court, District of Delaware (the "Court") denied a motion filed by Teva Pharmaceuticals USA, Inc. ("Teva") on April 3, 2009 to add a counterclaim to the patent infringement lawsuit filed against Teva and Barr Laboratories Inc. ("Barr") on July 25, 2008 by The Brigham and Women's Hospital ("Brigham"), Amgen, Inc. ("Amgen") and NPS Pharmaceuticals Inc. ("NPS"). The patent infringement lawsuit filed by Brigham, Amgen and NPS is based on an Abbreviated New Drug Application submitted to the U.S. Food & Drug Administration by Teva and Barr seeking approval to market generic versions of Sensipar(R) (cinacalcet HCl) and alleges infringement of four of NPS's patents for Sensipar. Teva's counterclaim alleged infringement of its U.S. Patent No. 7,449,603 by Amgen. The Court's denial of Teva's motion is not appealable.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 19, 2009                     NPS PHARMACEUTICALS, INC.

                                        By:  /s/ ANDREW RACKEAR
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                                             Andrew Rackear
                                             Senior Vice President, General
                                             Counsel and Secretary